Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Computers Portfolio

May 31, 2021

COM-QTLY-0721
1.802161.117

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Electronic Equipment & Components - 4.2%
Electronic Components - 4.2%
AU Optronics Corp. (a)	12,912,634	$10,872,899
Kyocera Corp.	368,369	22,644,707
		33,517,606
Household Durables - 15.9%
Consumer Electronics - 15.9%
LG Electronics, Inc.	125,153	17,020,664
Sonos, Inc. (a)	57,666	2,133,642
Sony Group Corp.	1,081,690	107,559,587
		126,713,893
Interactive Media & Services - 2.4%
Interactive Media & Services - 2.4%
Alphabet, Inc. Class A (a)	8,175	19,267,249
Internet & Direct Marketing Retail - 0.0%
Internet & Direct Marketing Retail - 0.0%
Doordash, Inc.	1,800	270,504
Machinery - 0.8%
Industrial Machinery - 0.8%
Kornit Digital Ltd. (a)	59,694	6,220,115
Semiconductors & Semiconductor Equipment - 2.5%
Semiconductor Equipment - 0.5%
Tokyo Electron Ltd.	9,343	4,099,231
Semiconductors - 2.0%
NVIDIA Corp.	14,081	9,149,552
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	54,234	6,364,902
		15,514,454

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		19,613,685

Software - 2.9%
Application Software - 0.0%
Jamf Holding Corp. (a)(b)	700	24,276
Systems Software - 2.9%
CyberArk Software Ltd. (a)	24,859	3,145,658
KnowBe4, Inc. (a)	103,910	1,937,922
Microsoft Corp.	41,726	10,418,148
NortonLifeLock, Inc.	156,876	4,339,190
Ping Identity Holding Corp. (a)	105,621	2,546,522
Varonis Systems, Inc. (a)	11,609	560,715
		22,948,155

TOTAL SOFTWARE		22,972,431

Technology Hardware, Storage & Peripherals - 70.8%
Technology Hardware, Storage & Peripherals - 70.8%
Apple, Inc.	826,124	102,943,312
ASUSTeK Computer, Inc.	541,956	7,662,265
Canon, Inc.	991,900	23,659,564
Dell Technologies, Inc. (a)	460,646	45,438,121
Diebold Nixdorf, Inc. (a)	118,211	1,600,577
Fujifilm Holdings Corp.	434,423	29,910,084
Hewlett Packard Enterprise Co.	1,999,203	31,907,280
HP, Inc.	955,051	27,916,141
Lenovo Group Ltd.	13,714,514	16,522,659
Logitech International SA	1,347	165,816
Logitech International SA (Reg.)	235,014	28,948,917
NCR Corp. (a)	236,426	11,395,733
NetApp, Inc.	326,862	25,289,313
Pure Storage, Inc. Class A (a)	723,209	13,777,131
Samsung Electronics Co. Ltd.	1,677,561	120,623,921
Seagate Technology Holdings PLC	331,807	31,770,520
Western Digital Corp. (a)	524,366	39,448,054
Xerox Holdings Corp.	121,910	2,858,790
		561,838,198
TOTAL COMMON STOCKS
(Cost $452,130,095)		790,413,681

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.03% (c)	6,178,088	6,179,324
Fidelity Securities Lending Cash Central Fund 0.03% (c)(d)	17,998	18,000
TOTAL MONEY MARKET FUNDS
(Cost $6,197,324)		6,197,324
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $458,327,419)		796,611,005
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(2,678,696)
NET ASSETS - 100%		$793,932,309

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$859
Fidelity Securities Lending Cash Central Fund	1,074
Total	$1,933

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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